Valley National Bank

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Investor Presentation EXHIBIT 99.1

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Forward Looking Statements
The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,”
“anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-
looking statements include, but are not limited to: a continued weakness or unexpected decline in the U.S. economy, in particular in New Jersey and the New
York Metropolitan area; other-than-temporary impairment charges on our investment securities; higher than expected increases in our allowance for loan losses; higher than expected increases in loan losses or in the level of nonperforming loans; unexpected changes in interest rates; higher than expected tax rates, including increases resulting from changes in tax laws, regulations and case law; a continued or unexpected decline in real estate values within our market areas; declines in value in our investment portfolio; charges against earnings related to the change in fair value of our junior subordinated debentures;
higher than expected FDIC insurance assessments; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; lack of liquidity to fund our various cash obligations; unanticipated reduction in our deposit base; potential acquisitions that may disrupt our business; government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and
Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in increased compliance costs and/or require us to change our business model; changes in accounting policies or accounting standards; our inability to promptly adapt to technological changes; our internal controls and procedures may not be adequate to prevent losses;
claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; the possibility that the expected benefits of acquisitions will not be fully realized, including lower than expected cash flows from covered loan pools acquired in FDIC-assisted transactions; failure to obtain shareholder approval for the merger of State Bancorp with Valley or to satisfy other conditions to the merger on the proposed terms and within the proposed timeframe including, without limitation, the purchase from the United States Department of the Treasury of each share of State Bancorp’s Series A Preferred Stock issued under the Treasury’s Capital Purchase Program; and other unexpected material adverse changes in our operations or earnings.
A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-
K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011 and our Form 10-Q/A for such period. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Additional Information and Where to Find it
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Valley intends to file a proxy statement/prospectus with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE
ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL
CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by Valley with the Commission at the Commission’s web site at
www.sec.gov.
These documents may be accessed and downloaded for free at Valley’s web site at
http://www.valleynationalbank.com/filings.html or by directing a request to Dianne M. Grenz, First Senior Vice
President, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-3380.
Participants in the Solicitation
This communication is not a solicitation of a proxy from any security holder of State Bancorp. However, Valley,
State Bancorp, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from State Bancorp’s shareholders in respect of the proposed transaction. Information regarding the directors and executive officers of Valley may be found in its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders, which was filed with the Commission on
March 11, 2011 and can be obtained free of charge from Valley’s website. Information regarding the directors and executive officers of State Bancorp may be found in its definitive proxy statement relating to its 2011 Annual
Meeting of Shareholders, which was filed with the Commission on March 25, 2011 and can be obtained free of charge from State Bancorp’s website. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank

Historical Financial Data (1) (Dollars in millions, except for share data)
9/30/2011 14,231 $    108.8 $    $0.64 1.02% 11.07% $0.52 5/11 - 5% Stock Dividend
2010 14,144       131.2        0.78 0.93 10.32 0.69 5/10 - 5% Stock Dividend
2009 14,284       116.1        0.61 0.81 8.64 0.69 5/09 - 5% Stock Dividend
2008 14,718       93.6          0.61 0.69 8.74 0.69 5/08 - 5% Stock Dividend
2007 12,749       153.2        1.05 1.25 16.43 0.69 5/07 - 5% Stock Dividend
2006 12,395       163.7        1.10 1.33 17.24 0.67 5/06 - 5% Stock Dividend
2005 12,436       163.4        1.12 1.39 19.17 0.65 5/05 - 5% Stock Dividend
2004 10,763       154.4        1.11 1.51 22.77 0.63 5/04 - 5% Stock Dividend
2003 9,873         153.4        1.10 1.63 24.21 0.60 5/03 - 5% Stock Dividend
2002 9,148         154.6        1.06 1.78 23.59 0.57 5/02 - 5:4 Stock Split
2001 8,590         135.2        0.89 1.68 19.70 0.54 5/01 - 5% Stock Dividend
2000 6,426         106.8        0.86 1.72 20.28 0.50 5/00 - 5% Stock Dividend
1999 6,360         106.3        0.81 1.75 18.35 0.48 5/99 - 5% Stock Dividend
1998 5,541         97.3          0.78 1.82 18.47 0.43 5/98 - 5:4 Stock Split
1997 5,091         85.0          0.71 1.67 18.88 0.38 5/97 - 5% Stock Dividend
1996 4,687         67.5          0.62 1.47 17.23 0.34 5/96 - 5% Stock Dividend
1995 4,586         62.6          0.57 1.40 16.60 0.32 5/95 - 5% Stock Dividend
1994 3,744         59.0          0.63 1.60 20.03 0.30 5/94 - 10% Stock Dividend
1993 3,605         56.4          0.61 1.62 21.42 0.24 4/93 - 5:4 Stock Split
1992 3,357         43.4          0.48 1.36 19.17 0.21 4/92 - 3:2 Stock Split
1991 3,055         31.7          0.35 1.29 15.40 0.20
Period End Total Assets
Net Income
(2) Common Stock Splits and Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share

Shareholder Returns
(1)  All per share amounts have been adjusted retroactively for stock splits  and stock dividends during the periods presented.
(2) Net income includes other-than-temporary impairment charges on investment securities totaling $517 thousand, $2.9 million, $4.0 million,
$49.9 million, and $10.4 million, net of tax benefit, for the period ended September 30, 2011, December 31, 2010, 2009, 2008, and 2007, respectively.

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank Today
About Valley
Regional Bank Holding Company
Approximately $14.2 Billion in
Assets
Headquartered in Wayne, New
Jersey
40
th
Largest United States
Chartered Commercial Bank
One of the Largest Chartered
Commercial Banks Headquartered in
New Jersey
Operates 197 Branches in 135
Communities Serving 14 counties
throughout Northern and Central
New Jersey, Manhattan, Brooklyn
and Queens
Traded on the NYSE (VLY)
Significant Attributes
Consistent Shareholder Returns
Focus on Credit Quality
Conservative Strategies
Affluent and Heavily Populated
Footprint
Strong Customer Service
Experienced Senior and Executive
Management

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Management Approach
Large percentage of retail ownership
Long-term investment approach
Focus on cash and stock dividends
Large insider ownership, family members, retired
employees and retired directors
Market Cap of $2.2 Billion
Approximately 275 institutional holders
Source: Bloomberg as of 10/27/2011
Large Bank that Operates and Feels Like a Small Closely Held Company

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Valley’s 3Q 2011 Highlights
Net Income
3Q net income available to common shareholders was $35.4 million ($0.21 Diluted EPS)
Loan Growth
Total non-covered loans increased by $35.1 million linked quarter, or 1.5% on an annualized basis, to  $9.3 billion
Residential Mortgage: 4.7% annualized growth linked quarter
Commercial Real Estate: 4.4% annualized growth linked quarter
Commercial & Industrial: 1.6% annualized growth linked quarter
Consumer Loans: (6.6%) annualized decline linked quarter
Credit Quality
Total 30+ day delinquencies were 1.73% of entire loan portfolio
Total non-accrual loans were 1.12% of total loans
Out of approximately 23,000 residential mortgages and home equity loans, only 269 loans were past due 30 days or more at September 30, 2011.
Net charge-offs were $4.8 million or 0.21% of average total non-covered loans during 3Q 2011 on an annualized basis compared with $6.2 million or 0.27% during 2Q 2011.
Capital
Strong capital ratios
Merger Agreement with State Bancorp, Inc.
Received regulatory approval from the OCC and FRB NY
Closing anticipated for 12/31/2011 effective 1/1/2012 subject to shareholder approval

LL Reserve 10%
Sub-debt 5%
Trust Preferred 13%
Other Equity 1%
Tangible Common Equity 71%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Equity Composition / Ratios*
Total Tier II Equity = $1.3 Billion
As of 09/30/11
Significant unrealized gain on facilities, referenced in slide 9, not incorporated in capital ratios reflected above.
*Non-GAAP reconciliations shown on slide 29-30.
Capital Ratios
As of
09/30/2011
“Well
Capitalized”
Tangible Common Equity /
Tangible Assets
6.96% N/A
Tangible Common Equity /
Risk-Weighted Assets
9.29% N/A
Tier I Common Ratio 9.13% N/A
Tier I 10.82% 6.00%
Tier II 12.65% 10.00%
Leverage 8.10% 5.00%
Book Value $7.69 N/A
Tangible Book Value $5.69 N/A

Intangible Assets 2%
Total Other Assets* 8%
Cash 3%
Securities 20%
Covered Loans 2%
Non-Covered Loans 65%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank

Asset and Loan Composition
Total Assets = $14.2 Billion
As of 09/30/2011
Non-Covered Loans (Gross) = $9.3 Billion
*Other Assets includes bank owned branch locations carried at a cost estimated by management to be significantly less than the current market value.
Construction
Loans
4%
Commercial
Real Estate
38%
Residential
Mortgages
23%
Commercial
Loans
20%
Auto Loans
8%
Other
Consumer
7%

26%
19%
14%
12%
11%
7%
6%
2%
2%
1%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Total Commercial Real Estate - $3.4 Billion
(Non-Covered Loans)
As of 08/31/11
Primary Property
Type
$ Amount
(Millions)
% of
Total
Average
LTV
Retail 895 26% 50%
Industrial 642 19% 52%
Apartments 469 14% 41%
Office 420 12% 53%
Mixed Use 370 11% 45%
Healthcare 236 7% 61%
Specialty 212 6% 50%
Residential 84 2% 49%
Land Loans 64 2% 67%
Other 32 1% 40%
Diversified Commercial Real Estate Portfolio
-Average LTV based on current balances and most recent appraised value
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
-The chart above does not include $359 Million in Construction loans.

4%
3%
2%
25%
5%
7%
11%
22%
21%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Total Retail Property Types - $895 Million
(Non-Covered Loans)
Retail Property Type
% of
Total
Average
LTV
Multi-Tenanted - Anchor 25% 52%
Single Tenant 22% 51%
Multi-Tenanted - No Anchor 21% 53%
Auto Dealership 11% 49%
Private & Public Clubs 7% 33%
Food Establishments 5% 54%
Entertainment Facilities 4% 45%
Private Education Facilities 3% 49%
Auto Servicing 2% 51%
Retail Composition of Commercial Real Estate
-Average LTV based on current balances and most recent appraised value
-The chart above does not include construction loans.
As of 08/31/11

4%
3%
2%
1%
5%
39%
9%
11%
15%
11%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Construction Loan Composition
Total (Non-Covered) Construction Loans - $359 Million
Primary Property Type
$ Amount
(Millions)
% of
Total
Residential 140 39%
Retail 40 11%
Land Loans 53 15%
Mixed Use 39 11%
Apartments 33 9%
Other 18 5%
Industrial 14 4%
Specialty 9 3%
Office 8 2%
Healthcare 5 1%
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
As of 08/31/11

1-4 Family
0.35%
0.04%
Commercial Real Estate
0.29%
0.03%
Commercial Loans
0.82%
0.34%
Construction & Development
1.74%
0.08%
Home Equity
0.36%
0.02%
Consumer
1.62%
0.55%
Total Loans
0.67%
0.18%
1-4 Family
0.87%
0.09%
Commercial Real Estate
0.89%
0.19%
Commercial Loans
0.93%
0.81%
Construction & Development
4.14%
0.11%
Home Equity
0.83%
0.09%
Consumer
1.38%
0.34%
Total Loans
1.24%
0.37%
Valley
Peer Group

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

13 Net Charge-offs to Average Loans Source - SNL Financial As of 10/27/11 Peer group consists of banks with total assets between $3 billion and $50 billion. 2003 - 2010 2011 YTD

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Investment Portfolio
2011 Investment Types 2007
42% GSE MBS (GNMA) 3%
15% GSE MBS (FNMA/FHLMC) 49%
12% Trust Preferred 12%
12% State, County & Municipals 7%
7% Other 7%
5% US Treasury 0%
4% Corporate Debt 17%
3% Private Label MBS 5%
$2.9 Billion Investment Portfolio $3.1 Billion
As of 09/30/11 and 12/31/07
Duration of MBS Securities
2.00 Years 2.64 Years

Not Rated
Non-investment grade
AAA Rated
BBB Rated
A Rated
AA Rated

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank

15 Securities by Investment Grade AAA Rated 69% AA Rated 6% A Rated 5% BBB Rated 7% Non Investment Grade 3% Not Rated 10% As of 09/30/2011

Other Liabilities 3%
Long-term Borrowings 21%
Total Deposits 74%
Short-term Borrowings 2%
Time Deposits 28%
Non-Interest Bearing 27%
Savings, NOW and MMDA 45%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank

16 Deposits and Borrowings Composition Total Liabilities = $12.9 Billion As of 09/30/2011 Total Deposits = $9.6 Billion

Valley National Bank

State Bancorp, Inc.

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Merger Overview 17

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Strategic Rationale for Transaction
•
Powerful Super Community Bank Franchise
– Strategic eastward geographic extension into a contiguous market for
Valley
– Strong middle market commercial lender which matches up with
Valley’s historic strengths
– Significant core deposit funding franchise
– Utilizes strong management team with extensive Long Island expertise
– Clean balance sheet
•
Shared Vision of Banking
– Relationship bank
– Conservative management culture
•
Financially Advantageous
– Commitment to strong capital
– Accretive to income within one year

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank

Summary of Key Terms at Acquisition
Price & Structure
Structure
•100% common stock consideration; fixed 1 for 1 exchange ratio*
Transaction Value
•~$222 million
TARP
•Preferred to be repaid & warrants retired or converted to Valley instruments
Taxable / Non Taxable
•Non-taxable merger transaction
Pricing Multiples**
Price / Tangible Book
•1.85x
Price / 2012 Estimated
EPS
•17.9x (Does not include projected cost saves, estimated to be 25%)
Price / Deposits
•16.6%
Core Deposit Premium
•8.6%
Assumptions
Loan Mark
•~2.30% (in addition to ALLL balance as of 3/31/11 of $27.6 million)
Cost Saves
•~25% of 2010 of non-interest expense
Merger –Related Charges
•~$14 million after tax
Closing & Other
Due Diligence
•81% of loan portfolio reviewed by Valley’s experienced staff
Approvals
•Subject to customary regulatory  and State shareholder approval
Management Transitions
•VLY inherits strong seasoned management team
Expected Closing
•4Q 2011
*Adjusted to reflect the 5% stock dividend declared by Valley on 4/13/11
**Calculations based on Valley’s  10 day average closing share price (4/14/11 – 4/28/11)

Valley’s Eastward Expansion
•
New York City
–
Acquired Merchants Bank in 2001 (7 branches)
–
Opened 7 De Novo locations
–
Acquired 2 locations with LibertyPointe and Park Avenue acquisitions
•
Brooklyn and Queens
–
Opened 13 De Novo locations since 2007
–
Acquired deposits and lending relationships from LibertyPointe and Park Avenue acquisitions
•
Long Island
–
Due diligence on Valley’s expansion into Long Island commenced in 2008
• Continuation of Valley’s eastward franchise expansion, Long Island phase restrained between 2008 and 2010 due to economic uncertainty and lack of strong acquisition candidate(s)
–
Significant opportunities to fill in franchise
• Opportunity to grow via De Novo branching
• Still receptive to grow via acquisition

85%
New Jersey Deposits
15%
New York Deposits

72%
New Jersey Deposits
28%
New York Deposits

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Strategic Fit
Valley’s New York Expansion Continues
2011 Total NY Relationships
•$2.9 billion in NY deposits
•$2.1 billion in NY loans**
* *Pro-forma deposits include State Bancorp; pro-forma loans are inclusive of VLY C&I and State Bancorp
2001+ De Novo Branches
Manhattan - 9
2007+ Brooklyn/Queens
Brooklyn – 8
Queens - 5
State Bank Branches
Queens – 3
Nassau – 8
Suffolk – 5
Manhattan - 1
VLY NJ Branches -
169
2001 Merchant’s Branches
Manhattan - 7
2001 Total NY Relationships
•$950 million in NY deposits
•$473 million in NY loans*
* NY loans include C&I loans only

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Demographic Overview
•
Familiar & Strong Demographics
– High net worth marketplace
– Population density
– Large average deposits per branch
– Significant number of businesses within marketplace
Region Households
(HH) (2010)
HH per Sq
Mile
Avg. Income
per HH
Avg. Deposits
per Branch
Total
Businesses
NJ Core Market* 1,171,909 1,104 $96,097 $58.4 million 156,071
Brooklyn/Queens/NYC 2,474,719 12,203 $79,390 $239.6 million 291,176
Long Island 956,874 798 $113,739 $71.8 million 127,289
* Core Market Includes Passaic, Morris, Hudson, Essex and Bergen Counties

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Future Opportunities
•
Ability to lever Valley’s capital to grow Long Island Franchise
–
Opportunity to fill in Nassau and Suffolk county geography
•
Consumer Lending
–
Opportunity to introduce new products (State Bancorp does
not actively pursue consumer lending relationships)
• Valley’s residential mortgage products
• Valley’s consumer lending (auto & home equity) products
•
Commercial Lending
–
Opportunity to expand relationships
• Larger lending limit

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Pro-Forma Impact
Financial Highlights
Valley
03/31/2011
State Bank
03/31/2011
Pro-Forma*
Assets ($ Billion) $14.4 $1.6 $16.0
Loans ($ Billion) $9.4 $1.1 $10.5
Deposits ($ Billion) $9.7 $1.3 $11.0
Branches 198 17 215
Tangible Common Equity /
Tangible Assets
6.88% 7.60% 6.68%
Tangible Book Value /
Share
(1)
$5.68 $7.12 $5.57
* Pro-Forma assets, loans and deposits have not been adjusted to reflect purchase accounting adjustments.
(1) Adjusted to reflect Valley’s 5% stock dividend declared on April 13, 2011

Valley | State Bank | Pro-Forma

Valley
Construction 5%
Consumer 6%
Auto 9%
Commercial Real Estate 38%
Commercial 20%
1-4 Family 22%
State Bank
Construction 5%
Consumer 1%
Commercial Real Estate 40%
Commercial 47%
1-4 Family 7%
Pro-Forma
Construction 5%
Consumer 6%
Auto 8%
Commercial Real Estate 38%
Commercial 23%
1-4 Family 20%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank

3/31/2011 Loan Mix Pro-Forma Impact 25

Valley

Time
30%
Noninterest-
Bearing
26%
Interest-
Bearing
44%

State Bank

Time
27%
Noninterest-
Bearing
28%
Interest-
Bearing
45%

Pro-Forma

Time
30%
Noninterest-
Bearing
26%
Interest-
Bearing
44%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank

3/31/2011 Deposit Mix Pro-Forma Impact 26

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Acquisition History
•
Customer Friendly
•
Employee Friendly
•
Seamless Transitions
•
Quick Conversions
Year Recent Bank Acquisitions Total Assets Branches
Data Processing
Conversion
Period (Days)
2011 State Bank of Long Island (Jericho, NY) $1,580 million 17
2010 The Park Avenue Bank (Manhattan, NY) $480 million 5 91
2010 LibertyPointe Bank (Manhattan, NY) $200 million 3 86
2008 Greater Community Bank (Totowa, NJ) $976 million 16 40
2005 NorCrown Bank (Livingston, NJ) $622 million 15 50
2005 Shrewsbury State Bank (Shrewsbury, NJ) $425 million 12 51
2001 Merchants Bank of New York (Manhattan, NY) $1,369 million 7 103

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

For More Information
Log onto our web site:   www.valleynationalbank.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank

Total Equity $1,307,102 Total Assets $14,231,155
Less: Net unrealized gains on securities
available for sale
(7,164) Less: Goodwill & Other Intangible Assets (339,850)
Plus: Accumulated net gains (losses) on cash
flow hedges, net of tax
11,811 Total Tangible Assets  (TA) $13,891,305
Plus: Pension liability adjustment, net of tax 17,522 Total Equity $1,307,102
Less: Goodwill (317,962) Less: Goodwill & Other Intangible Assets (339,850)
Less: Disallowed deferred tax asset (48,129) Total Tangible Common Equity (TCE) $967,252
Less: Disallowed other intangible assets (12,506)
Tier I Common Capital $950,674
Ratios
Plus: Trust preferred securities 176,313
TCE / TA 6.96%
Total Tier I Capital $1,126,987
TCE / RWA 9.29%
Plus: Qualifying allowance for credit losses $130,039
Plus: Qualifying sub debt 60,000
Tier I (Total Tier I / RWA)
10.82%
Total Tier II Capital
$1,317,026
Tier II (Total Tier II / RWA)
12.65%
Risk Weighted Assets (RWA) $10,412,788
Tier I Common Capital Ratio
(Tier 1 common /RWA)
9.13%

09/30/2011
Non-GAAP Disclosure Reconciliations
($ in Thousands)

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

09/30/2011
Non-GAAP Disclosure Reconciliations
($ in Thousands)
Common Shares Outstanding 170,025,364
Shareholders’ Equity $1,307,102
Less: Goodwill and Other
Intangible Assets
(339,850)
Tangible Shareholders’ Equity $967,252
Tangible Book Value $5.69